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                                                                    EXHIBIT 10.4

                                                             (Giant Group, Ltd.)

                                LIMITED GUARANTY


                                                 August 10, 1999

Century Business Credit Corporation
119 West 40th Street
New York, New York  10018

                        Re:  Periscope Sportswear, Inc.


Gentlemen:

     In order to induce you to enter into a certain Factoring Agreement, dated as of August 10, 1999 and all supplements and agreements related thereto, as amended, modified and supplemented from time to time (the "Agreement") with Periscope Sportswear, Inc. (the "Client") and/or to induce you to refrain at this time from terminating said Agreement and/or in consideration of any loans, advances, payment, extensions of credit, benefits or financial accommodations heretofore or hereafter made, granted or extended by you or which you have or will become obligated to make, grant or extend to or for the account of the Client, the undersigned guarantees without deduction by reason of setoff, defense, or counterclaim of any party, or loss of contribution from any co-guarantor hereunder, the due performance of all of the Client's contracts and agreements with you under the Agreement or otherwise, both present and future and any and all subsequent renewals, extensions, continuations, modifications, supplements and amendments thereof, and the prompt payment to you with interest of any and all sums which may be presently due and owing or which shall in the future become due and owing to you from the Client. This primary liability shall include but not be limited to any and all existing and future obligations and indebtedness of the Client, whether acquired by you by assignment, transfer, or otherwise, and whether or not such obligations and indebtedness shall arise under the Agreement or under any other contract or agreement or any renewal, modification, supplement or amendment thereof, or shall be represented by or payable under instruments of indebtedness or otherwise and whether or not such obligations and indebtedness shall be acquired by you from any concern which is your parent or subsidiary or the co-subsidiary of your parent or for which you may now or in the future act as a factor and/or lender, and in addition, the undersigned shall, subject to the limitations set forth in the last paragraph of this guaranty, be liable to you for reasonable attorneys' fees, if any claim hereunder is referred to an attorney for collection.

     The undersigned hereby waives notice of acceptance hereof and of all notices and demands of any kind to which the undersigned may be entitled, including without limitation, notice of adverse change in Client's financial condition or of any other fact which might materially increase the risk of the undersigned; all demands of payment on, and notice of nonpayment, protest and dishonor to the undersigned, or the Client, or the makers, or endorsers of any notes and other instruments for which the undersigned is or may be liable hereunder. All sums at any time to the credit of the undersigned and any property of the undersigned in your possession shall
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be deemed held by you as security for any and all of the undersigned's obligations to you, no matter how or when arising and whether under this or any other instrument, agreement or otherwise. The undersigned shall at all times maintain (free of all encumbrances, mortgages, pledges and security interests) marketable securities, cash and other cash equivalents net of all liabilities of the undersigned in an aggregate amount of not less than $4,000,000. The undersigned further waives notice of and hereby consents to any agreement or arrangements whatever with the Client or anyone else including, without limitation, agreements and arrangements for payment extension, subordination, composition, arrangement, discharge or release of the whole or any part of said obligations or of said indebtedness, contracts or agreements or other guarantors, or of the making of any election of rights or remedies you may deem desirable under any bankruptcy code or act, or for the change or surrender of any and all security, or for compromise, whether by way of acceptance of part payment or of dividends or in any other way whatsoever, and the same shall in no way impair the undersigned's liability hereunder. Nothing shall discharge or satisfy the liability of the undersigned hereunder except the full performance and payment of the said obligations and indebtedness with interest. Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by you, the undersigned shall not be entitled to be subrogated to any of your rights against the Client or against any collateral or guarantee or right of offset held by you for the payment of the said obligations or of said indebtedness, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from the Client in respect of payments made by the undersigned hereunder, until all amounts owing to you by the Client on account of the said obligations or of said indebtedness are paid in full and the Agreement has been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the said obligations or of said indebtedness shall not have been paid in full and the Agreement shall not have been terminated, such amount shall be held by the undersigned in trust for you, segregated from other funds of the undersigned, and shall, forthwith upon (and in any event within two (2) business days of) receipt by the undersigned, be turned over to you in the exact form received by the undersigned (duly endorsed by the undersigned to you, if required), to be applied against the said obligations or of said indebtedness, whether matured or unmatured, in such order as you may determine, subject to the provisions of the Agreement, or against or with respect to the Client's property (including, without limitation property collateralizing its obligations and indebtedness to you), arising from the existence and performance of this guaranty. Any and all future debts and obligations of the Client to the undersigned are hereby postponed in favor of, and subordinated until the full payment and performance of, all present and future debts and obligations of the Client to you; provided that, the foregoing subordination shall not apply with respect to the indebtedness owing by Client to the undersigned in the principal amount of $1,008,000 plus interest thereon outstanding on the date hereof. The undersigned agrees that if the Client or the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced by, or in respect of the Client or the undersigned, or if any notice of Lien, levy or assessment is filed of record with respect to any assets of the undersigned by the United States or any department, agency or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a Lien or encumbrance upon any assets of the undersigned in your possession or otherwise, any and all obligations of the undersigned shall, at your option, forthwith become due and payable without notice. If you receive any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or

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preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by you, our obligations to you shall be reinstated and this guaranty shall remain in full force and effect (or be reinstated) until we shall have made payment to you, which payment shall be due on demand.

     Your books and records showing the account between you and the Client shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. This instrument is and shall be construed to be an absolute, continuing, unconditional and unlimited guaranty of payment, and shall continue in full force and effect until terminated by the actual receipt by you from the undersigned by registered or certified mail or hand delivery of not less than ninety (90) days prior written notice of termination; such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected; provided, however, in the event such termination arises out of a
          --------  -------
Permitted Guaranty Termination (as defined in the Agreement), then such termination shall be applicable to transactions having their inception prior to and after the effective date of such termination. The undersigned acknowledges that (i) no oral representations, including any oral representations to extend credit or provide other financial accommodations to Client have been made by you to induce the undersigned to enter into this guaranty; and (ii) any extension of credit to the Client shall be governed solely by the provisions of the Agreement.

     This guaranty shall be enforceable before or after proceeding against the Client or simultaneously therewith, and without recourse to any security, and shall be effective regardless of the subsequent incorporation, merger or consolidation of the Client, or any change in the composition, nature, personnel or location of the Client. This guaranty shall inure to and shall be enforceable by you, any concern which is or may at any time be your parent or subsidiary or the co-subsidiary of your parent and your and their successors and assigns and shall be binding upon the successors and assigns of the undersigned. THE UNDERSIGNED DOES HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON. NO FAILURE OR DELAY BY YOU IN EXERCISING ANY OF YOUR POWERS OR RIGHTS HEREUNDER SHALL OPERATE AS A WAIVER THEREOF NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY SUCH POWER OR RIGHT PRECLUDE OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT OR POWER. YOUR RIGHTS, REMEDIES AND BENEFITS HEREUNDER ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY OTHER RIGHTS, REMEDIES OR BENEFITS WHICH YOU MAY HAVE. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE UNDERSIGNED EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK, IN THE COUNTY OF NEW YORK, WITH RESPECT TO ANY CLAIM OR DEMAND UPON THE UNDERSIGNED BASED UPON THIS INSTRUMENT OF GUARANTY OR ANY AMENDMENT OR SUPPLEMENT THERETO, AND THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS OR COMPLAINT OR OTHER PROCESS OR PAPERS TO BE ISSUED IN ANY ACTION OR PROCEEDING BASED UPON ANY SUCH CLAIM OR


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DEMAND, AND HEREBY AGREES THAT SUCH SUMMONS OR COMPLAINT OR PROCESS MAY BE MADE
BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE UNDERSIGNED AT THE ADDRESS OF THE UNDERSIGNED APPEARING HEREIN OR SUCH DIFFERENT ADDRESS OF WHICH THE UNDERSIGNED SHALL HAVE ADVISED YOU IN WRITING; FAILURE ON THE PART OF THE UNDERSIGNED TO APPEAR OR ANSWER WITHIN THIRTY DAYS AFTER SUCH MAILING OF SUCH SUMMONS, COMPLAINT OR PROCESS SHALL CONSTITUTE A DEFAULT ENTITLING YOU TO ENTER A JUDGMENT OR ORDER AS DEMANDED OR PRAYED FOR THEREIN TO THE EXTENT THAT SAID COURT OR DULY AUTHORIZED OFFICER THEREOF MAY AUTHORIZE OR PERMIT.

     Notwithstanding anything to the contrary contained in this guaranty, the liability of the undersigned hereunder shall in no event exceed the principal sum $4,000,000 exclusive of interest on such principal sum and all fees, costs and expenses relating, or incidental to the enforcement, protection collection and prosecution of actions hereunder; provided, however, that, you shall only be entitled to your attorney's fees and expenses in connection with any action brought by you against the undersigned to the extent awarded by the court or other tribunal deciding such action. Such limitation shall not be affected by nor shall anything herein be deemed to be a limitation of the amount of credit that may be extended to Client or the number of transactions with Client or the nature or amount of the Obligations which may be incurred by client.


                                              Very truly yours,

                                              GIANT GROUP, LTD.

                                              By: /s/ David Gotterer
                                                  ------------------
                                              Its: Vice Chairman

ATTEST:

/s/ Peter Fairley
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Dated: August 10, 1999


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